Exhibit 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of KapStone Paper and Packaging Corporation for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Roger W. Stone, Chairman and Chief Executive Officer of KapStone Paper and Packaging Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KapStone Paper and Packaging Corporation.

Dated: May 5, 2008

	By:	/s/ Roger W. Stone
Roger W. Stone
Chairman and Chief Executive Officer